PC&J PERFORMANCE FUND

Financial Statements and Financial Highlights for the
Year Ended December 31, 1998 and Independent
Auditor's Report

    PC&J PERFORMANCE FUND

    ANNUAL REVIEW

    Unaudited
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    INTRODUCTION

    The PC&J Performance Fund is a registered investment company under the Investment Company Act of 1940. The enclosed 1998 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations.

    YEAR 2000 COMPLIANCE

    Year 2000 Compliance is an important issue facing the financial services industry. While our critical internal systems are in compliance, we are undertaking a review of all of our systems, and monitoring the progress of our suppliers to ensure the accuracy and safety of your investments. We do not anticipate any significant problems.

    MANAGEMENT REVIEW AND ANALYSIS

    1998 was a year that tested every investor's investment strategy and discipline. In a typical year, the Dow Jones Industrial Average has fewer than five swings of 5 percent. In 1998, the volatile industrials went through ten such swings, with two of those swings exceeding 15 percent. In addition, the range of returns was exceptionally wide with the high-tech Nasdaq composite earning 39% and the small stock Russell 2000 Index posting a 3.5% loss.

    AVERAGE ANNUAL TOTAL RETURNS

                          1 Year         5 Years        10 Years
    Performance Fund      31.8%          21.5%          18.3%
    Lipper Gen'l Equity   14.5%          17.0%          15.5%
    S&P 500 Index         28.6%          24.1%          19.2%

    In this difficult environment, the Lipper General Equity fund returned 14.5% for the year. We are pleased to report that the PC&J Performance Fund provided a 31.8% return. The execution of our strategy, requiring very little turnover, enabled our core portfolio to outperform the S&P 500 Index for a second straight year and the Lipper General Equity fund for the third consecutive year and for five of the last six years.

    Emphasis on large-cap, growth-oriented stocks continued to be the key contributor to this year's performance. Growth was represented in many areas in the portfolio including technology, tele-communications, Internet-related companies, healthcare and financial services. Almost without exception, the outperforming stocks came in size large, mirroring the performance in the market, companies like Cisco Systems, Lucent Technologies, America Online, Charles Schwab and EMC Corp.

    Our analysis of such economically sensitive sectors as energy, basic industry and consumer cyclical had a negative impact on the portfolio represented by the small stock holdings of Four Season and Input/Output. Fortunately, our good decisions far outweighed the negative impact of our mistakes.

    Jim Johnson, lead portfolio manager, focuses his research on companies with rising free cash flow, best explained as the extra cash left in the business after all re-investment activities have been funded. He believes these investments have led to more consistent returns over time. The Fund's five year compound return of 21.5% ranks it in the top 17% of all capital appreciation funds as measured by Lipper Analytical Services.
    The 18.3% ten-year return places the Fund in the top 24% of this universe and holds up well against the 19.2% return of the large-stock dominated S&P 500 Index.

                 GROWTH OF $10,000 INVESTMENT

                    Performance    S&P 500        Lipper
                    Growth         Growth         Growth
     88             10,000         10,000         10,000
     89             13,330         13,150         12,400
     90             12,544         12,729         11,619
     91             16,639         16,612         15,755
     92             17,679         17,891         17,157
     93             20,207         19,698         19,302
     94             20,369         19,954         18,974
     95             25,000         27,436         24,875
     96             29,953         33,741         29,718
     97             40,616         45,011         36,969
     98             53,520         57,884         42,337

    TOTAL RETURNS AND THE GROWTH OF A $10,000 INVESTMENT ARE BASED
    ON PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE
    PERFORMANCE. THE VALUE OF YOUR SHARES WILL FLUCTUATE AND WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST AT THE TIME OF
    REDEMPTION.
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
PC&J PERFORMANCE FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
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
------------------------------------------------------------------------------
                                     PERCENT    NUMBER OF      MARKET
SECURITY (Note A)                    OF NET      SHARES        VALUE
                                     ASSETS
------------------------------------------------------------------------------
COMMON STOCKS:
Capital goods & transportation:       11.2%
   Emerson Electric                             15,600       $   943,800
   General Electric Co.                         18,600         1,897,200
   Tyco International Ltd.                      19,500         1,471,031
   United Technologies Corp.                    10,800         1,174,500
                                                             ------------
                                                               5,486,531
                                                             ------------

Consumer cyclical:                     1.5
   Walt Disney Co.                              24,000           720,000
                                                             ------------

Consumer staple:                      15.2
   American Home Products                       24,000         1,353,000
   Campbell Soup Co.                            17,200           946,000
   Clorox Company                               14,000         1,635,375
   Gillette Company                             18,600           889,313
   Eli Lilly & Co.                              12,500         1,110,937
   Merck & Co.                                  10,000         1,475,000
                                                             ------------
                                                               7,409,625
                                                             ------------
Energy:                                5.4
   Chevron Corp.                                10,200           845,963
   Cooper Cameron Corp. <F1>                    18,000           441,000
   Mobil Corp.                                   9,600           836,400
   Newpark Resources Inc. <F1>                  78,600           535,462
                                                             ------------
                                                               2,658,825
                                                             ------------

Financial services:                   22.7
   American Express Co.                         13,500         1,383,750
   Citigroup Inc.                               21,500         1,068,281
   Fannie Mae                                   18,000         1,332,000
   Franklin Resources Inc.                      24,000           768,000
   Northern Trust Corp.                         17,900         1,562,894
   Schwab (Charles) Corp.                       29,025         1,630,842
   SunAmerica Inc.                              24,350         1,996,700
   Wells Fargo & Co.                            33,000         1,317,938
                                                             ------------
                                                              11,060,405
                                                             ------------

<F1>   NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PERFORMANCE FUND

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 1998

------------------------------------------------------------------------------
                                     PERCENT    NUMBER OF      MARKET
SECURITY (Note A)                    OF NET      SHARES        VALUE
                                     ASSETS
------------------------------------------------------------------------------
Industrial commodities:                4.6%
   Aluminum Co. of America                      13,200       $   984,225
   Sealed Air Corp. <F1>                        25,000         1,276,562
                                                             ------------
                                                               2,260,787
                                                             ------------

Technology:                           22.9
   Cisco Systems Co. Inc. <F1>                    20,625       1,914,258
   EMC Corp. <F1>                                 13,200       1,122,000
   International Business Machines Inc.           11,200       2,065,000
   Microsoft Corp. <F1>                           13,000       1,802,938
   Network Associates <F1>                        23,600       1,563,500
   Policy Management Systems <F1>                 31,100       1,570,550
   Sterling Commerce <F1>                         25,000       1,125,000
                                                             ------------
                                                              11,163,246
                                                             ------------

Telecommunications:                   10.8
   America Online Inc. <F1>                       21,800       3,381,725
   Lucent Technologies                            17,384       1,911,153
                                                             ------------
                                                               5,292,878
                                     -------                 ------------
TOTAL COMMON STOCKS
   (Cost $20,801,263)                 94.3                    46,052,297
                                     -------                 ------------

SHORT-TERM OBLIGATIONS                 5.8
   Star Treasury Fund                                            177,541
   Star Federal Prime Obligations                              2,000,000
   Fidelity Spartan Money Market Fund                            632,634
                                                             ------------
TOTAL SHORT-TERM OBLIGATIONS
   (Cost $2,810,175)                                           2,810,175
                                     -------                 ------------
TOTAL INVESTMENTS
   (Cost $23,611,438) <F2>           100.1%                  $48,862,472
                                     =======                 ============

<F1> NON-INCOME PRODUCING SECURITY.
<F2> REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES AND DIFFERS
     FROM VALUE BY NET UNREALIZED APPRECIATION (SEE NOTE D)

SEE NOTES TO FINANCIAL STATEMENTS.
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                                   Page 3

PC&J PERFORMANCE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
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
ASSETS:
Investments in securities, at market value
     (Cost basis - $23,611,438) (Notes A & D)                $48,862,472
Receivables _ Dividends and interest                              28,306
                                                             ------------
Total assets                                                  48,890,778
LIABILITIES _ Accrued expenses (Note B)                          (59,204)
                                                             ------------
NET ASSETS                                                   $48,831,574
                                                             ------------

SHARES OUTSTANDING  (Unlimited authorization - no par value):
     Beginning of year                                         1,386,528
     Net increase (Note C)                                        39,975
                                                             ------------
     End of year                                               1,426,503
                                                             ============

NET ASSET VALUE, offering price and redemption price
per share                                                      $  34.23
                                                             ============

NET ASSETS CONSIST OF:
     Paid in capital                                         $23,580,540
     Net unrealized appreciation                              25,251,034
                                                             ------------
     Net Assets                                              $48,831,574
                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PERFORMANCE FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
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
INVESTMENT INCOME (Note A):
     Dividends                                               $   338,999
     Interest                                                    125,990
                                                             ------------
Total investment income                                          464,989
                                                             ------------
EXPENSES (Note B):
     Investment advisory fee                                     413,642
     Management fee                                              206,821
                                                             ------------
Total expenses                                                   620,463
                                                             ------------

NET INVESTMENT LOSS                                             (155,474)
                                                             ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note D):
     Net realized gain on investments                          1,859,470
     Change in unrealized appreciation of investments         10,277,549
                                                             ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS               12,137,019
                                                             ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                   $11,981,545
                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS.
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                                   Page 5

STATEMENTS OF CHANGES IN NET ASSETS

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
                                                 For The Years Ended
                                                     December 31,
                                                1998              1997
INCREASE IN NET ASSETS FROM OPERATIONS:
     Net investment (loss)                   $  (155,474)    $   (39,574)
     Net realized gain on investments          1,859,470       2,108,810
     Change in unrealized appreciation
       of investments                         10,277,549       7,656,945
                                             ------------    ------------
Net increase in net assets from operations    11,981,545       9,726,181
                                             ------------    ------------

DIVIDENDS TO SHAREHOLDERS:
     Dividends from net investment income              0               0
     Dividends from net realized gain
       on investments                         (1,859,470)     (2,108,810)
                                             ------------    ------------
Net decrease in net assets from
  dividends to shareholders                   (1,859,470)     (2,108,810)

INCREASE IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS (Note C)            1,256,957       1,197,179
                                             ------------    ------------
Total increase in net assets                  11,379,032       8,814,550

NET ASSETS:
     Beginning of year                        37,452,542      28,637,992
                                             ------------    ------------
     End of year                             $48,831,574     $37,452,542
                                             ============    ============


SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PERFORMANCE FUND


NOTES TO FINANCIAL STATEMENTS
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  A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PC&J Performance Fund (the 'Fund') commenced operations on December 23, 1983, as a 'no-load, open-end, diversified' investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940. The investment objective of the Fund is long-term growth of capital through investment in common stocks. Current income is of secondary importance.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (1) Security Valuations - Investments in securities traded on a national securities exchange are valued at the last reported sales price; securities traded on the over-the-counter market are valued at the average of the closing bid and ask prices.

     (2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and net realized gains on security transactions. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     (3) Other - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales are determined using the first-in, first-out method. Dividends to shareholders from net investment income and net realized capital gains are declared and paid annually. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Net investment losses, for tax purposes, are reclassified to paid in capital.

  B. INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

     The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the 'Advisor'), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one percent of the daily net assets of the Fund. Investment advisory fees were $413,642 for the year ended December 31, 1998.

     The Fund has a management agreement with PC&J Service Corp., (the 'Service Corp.'), wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $206,821 for the year ended December 31, 1998.

     The Fund's shareholders have adopted a Distribution Expense Plan ('Plan') pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the investment advisory agreement and management agreement described above which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Plan.

     Certain officers and trustees of the Fund are officers and directors, or both, of the Advisor and of Service Corp.
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                                   Page 7

PC&J PERFORMANCE FUND


NOTES TO FINANCIAL STATEMENTS - (Concluded)
------------------------------------------------------------------------------

C. CAPITAL SHARE            For the Year Ending      For the Year Ending
   TRANSACTIONS              December 31, 1998        December 31, 1997

   Shares sold             128,041   $ 3,730,700    154,500   $ 3,905,965
   Shares issued in
    reinvestment of
    dividends               54,320     1,859,470     78,070     2,108,810
                          ---------  ------------  ---------  ------------
                           182,361     5,590,170    232,570     6,014,775
  Shares redeemed         (142,386)   (4,333,213)  (202,619)   (4,817,596)
                          ---------  ------------  ---------  ------------
  Net increase              39,975   $ 1,256,957     29,951   $ 1,197,179
                          ---------  ------------  ---------  ------------


  D. INVESTMENT TRANSACTIONS

     Securities purchased and sold (excluding short-term obligations and long-term U.S. Government securities) for the year ended
     December 31, 1998, aggregate $9,944,422 and $10,864,614, respectively.

     At December 31, 1998 gross unrealized appreciation on investments was $25,256,413 and gross unrealized depreciation on investments was $5,379 for net unrealized appreciation of $25,251,034 for financial reporting and federal income tax purposes.
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                                   Page 8

PC&J PERFORMANCE FUND

FINANCIAL HIGHLIGHTS
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
Selected Data for Each
Share of Capital Stock                  For The Years Ended December 31,
Outstanding Throughout
the Year                            1998     1997     1996     1995     1994
                                   -------------------------------------------
NET ASSET VALUE-BEGINNING OF YEAR  $27.01   $21.11   $19.18   $17.68   $18.13
                                   -------  -------  -------  -------  -------

Income from investment operations:
  Net investment income (loss)      (0.11)   (0.03)    0.06     0.03     0.06
  Net realized and unrealized
    gain on securities               8.69     7.54     3.73     3.99     0.08
                                   -------  -------  -------  -------  -------
TOTAL FROM INVESTMENT OPERATIONS     8.58     7.51     3.79     4.02     0.14
                                   -------  -------  -------  -------  -------

Less dividends:
  From net investment income        (0.00)   (0.00)   (0.06)   (0.03)   (0.06)
  From net realized gain
    on investments                  (1.36)   (1.61)   (1.80)   (2.49)   (0.53)
                                   -------  -------  -------  -------  -------
TOTAL DIVIDENDS                     (1.36)   (1.61)   (1.86)   (2.52)   (0.59)
                                   -------  -------  -------  -------  -------

NET ASSET VALUE-END OF YEAR        $34.23   $27.01   $21.11   $19.18   $17.68
                                   =======  =======  =======  =======  =======

TOTAL RETURN                        31.77%   35.58%   19.80%   22.74%    0.77%


RATIOS TO AVERAGE NET ASSETS
  Expenses                           1.50%    1.50%    1.50%    1.50%    1.50%
  Net investment income             (0.38%)  (0.12%)   0.30%    0.13%    0.35%

Portfolio turnover rate             25.60%   22.44%   64.31%   76.71%   68.56%


Net assets at end of year (000's)  $48,832  $37,453  $28,638  $23,949  $19,753

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                                   Page 9

  INDEPENDENT AUDITORS' REPORT


  The Board of Trustees and Shareholders,
  PC&J Performance Fund:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the PC&J Performance Fund as of December 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Performance Fund at December 31, 1998, the results of its operations, the changes in its net assets and financial highlights for the respective stated years in conformity with generally accepted accounting principles.

  \S\ Deloitte & Touche LLP
  DELOITTE & TOUCHE LLP

  January 22, 1999
  Dayton, Ohio

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